SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

CRESCENT REAL ESTATE EQUITIES COMPANY

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-13038 (Commission file number)	52-1862813 (I.R.S. Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES

     On November 17, 2004, Crescent Real Estate Equities Company (“Crescent”) filed a Form 8-K, dated November 10, 2004, for the purpose of reporting, under Item 2.01, the completion of the contribution of three office properties owned indirectly by Crescent through its subsidiaries (collectively with Crescent, the “Company”) to a limited partnership in which the Company currently has a 40% interest and a fund advised by JP Morgan Fleming Asset Management has a 60% interest.

     Crescent is amending the November 17 Form 8-K to correct certain pro forma adjustments that were included in the November 17
Form 8-K and set forth in the balance sheet, statement of operations, and the accompanying notes relating to the use of proceeds from the reported transaction. In accordance with applicable rules of the Securities and Exchange Commission, Crescent is refiling Item 9.01 in its entirety.

Item 9.01. Financial Statements and Exhibits.

          (b) The following pro forma financial statements are filed as part of this Current Report on Form 8-K.

Pro Forma Consolidated Balance Sheet as of September 30, 2004 and notes thereto
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004 and notes thereto
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 and notes thereto

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES
COMPANY

By: /s/ JERRY R. CRENSHAW

Name: Jerry R. Crenshaw, Jr.
Title: Executive Vice President and Chief
Financial Officer

Date: November 19, 2004

INDEX TO FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet as of September 30, 2004 and notes thereto	F-3

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004 and notes thereto	F-5

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 and notes thereto	F-7

Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements are based upon Crescent Real Estate Equities Company’s historical financial statements and give effect to the following transaction:

•	The Company’s contribution of the following office properties into a limited partnership in which the Company will own 40%, referred to as “The Properties”.

The Crescent
Houston Center
Post Oak Central

•	The assumed application of the net cash proceeds received from this transaction.

The unaudited pro forma consolidated balance sheet as of September 30, 2004 is presented as if this transaction had been completed on September 30, 2004. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 are presented as if this transaction had occurred as of January 1, 2003.

In management’s opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma consolidated balance sheet and statements of operations are not necessarily indicative of what actual results of operations of the Company would have been for the periods presented, nor does it purport to predict the Company’s results of operations for future periods.

Crescent Real Estate Equities Company
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2004
(dollars in thousands)

	(A)
	Crescent
	Real Estate	Pro Forma
	Equities Company	Adjustments			Consolidated
ASSETS:
Investments in real estate:
Land	$274,260	$(47,251)	(B	)	$227,009
Land improvements, net of accumulated depreciation	113,217	—			113,217
Building and improvements, net of accumulated depreciation	2,377,177	(431,618)	(B	)	1,945,559
Furniture, fixtures and equipment, net of accumulated depreciation	41,313	(1,420)	(B	)	39,893
Land held for investment or development	505,543	—			505,543
Properties held for disposition, net	78,067	—			78,067

Net investment in real estate	$3,389,577	$(480,289)			$2,909,288
Cash and cash equivalents	$64,517	$—			$64,517
Restricted cash and cash equivalents	75,800	—			75,800
Defeasance investments	170,589	—			170,589
Accounts receivable, net	48,796	—			48,796
Deferred rent receivable	79,573	(13,781)	(B	)	65,792
Investments in unconsolidated companies	356,950	(13,618)	(C	)	343,332
Notes receivable, net	74,157	—			74,157
Income tax asset-current and deferred	31,138	—			31,138
Other assets, net	295,872	(36,147)	(B),	(D)	259,725

Total assets	$4,586,969	$(543,835)			$4,043,134

LIABILITIES:
Borrowings under Credit Facility	$307,500	$(197,593)	(E	)	$109,907
Notes payable	2,548,391	(480,422)	(E	)	2,067,969
Accounts payable, accrued expenses and other liabilities	466,514	(18,507)	(B),	(E)	448,007

Total liabilities	$3,322,405	$(696,522)			$2,625,883

MINORITY INTERESTS:
Operating partnership, 8,863,889 units	$83,304	$23,193	(F	)	$106,497
Consolidated real estate partnerships	44,137	—			44,137

Total minority interests	$127,441	$23,193			$150,634

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding	$319,166	$—			$319,166
Series B Cumulative Preferred Shares,					—
liquidation preference of $25.00 per share,					—
3,400,000 shares issued and outstanding	81,923	—			81,923
Common shares, $0.01 par value, authorized 250,000,000 shares,		—			—
124,446,656 shares issued and outstanding	1,238	—			1,238
Additional paid-in capital	2,245,927	—			2,245,927
Deferred compensation on restricted shares	(3,124)	—			(3,124)
Accumulated (deficit) earnings	(1,043,673)	129,494	(G	)	(914,179)
Accumulated other comprehensive income (loss)	(4,186)	—			(4,186)

	$1,597,271	$129,494			$1,726,765
Less - shares held in treasury, at cost, 25,121,861 common shares	(460,148)	—			(460,148)

Total shareholders’ equity	$1,137,123	$129,494			$1,266,617

Total liabilities and shareholders’ equity	$4,586,969	$(543,835)			$4,043,134

See accompanying notes to Pro Forma Consolidated Balance Sheet

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(dollars in thousands)

The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2004 as if the transaction described in the first paragraph of “Pro Forma Financial Information” were completed on September 30, 2004.

(A)	Reflects Crescent Real Estate Equities Company unaudited consolidated historical Balance Sheet as of September 30, 2004.

(B)	Reflects adjustments to remove the historical balance sheets of The Properties.

(C)	Reflects the Company’s 40% investment in the new limited partnership which owns The Properties.

(D)	Reflects the write off of deferred financing costs of $2.4 million associated with the pay down of the JP Morgan Mortgage Note, the Fleet Fund I Term Loan and the LaSalle Note I.

(E)	Assumes the net cash proceeds received after payment of debt defeasance costs and debt prepayment penalty from the joint venture of $695.1 million were used for the following:

•	Repayment of notes payable in the amount of $480.4 million consisting of:

•	Pay off of the JP Morgan Mortgage Note in the amount of $187.9 million, which was secured by the Houston Center Office Property Complex.

•	Pay off of the $160.0 million of the Fleet Fund I Term Loan, which was secured by the equity in Crescent Real Estate Equities Funding I, which owned The Crescent Office Property and other office properties owned by the Company.

•	The legal defeasance of $132.5 million of the LaSalle Note I, which was the portion of the loan secured by The Crescent Office Property, by purchasing U.S. Treasury and government sponsored agency securities.

•	Payment of $17.1 million of accrued expenses for the Office Properties.

•	Remaining cash proceeds of $197.6 million were used to pay down the Company’s credit facility.

(F)	Reflects the Operating Partnership’s unitholder minority interest, which is approximately 15%, of the amounts described in footnote (G).

(G)	Reflects, before minority interests, the gain on the transaction of $186.3 million offset by debt pre-payment penalty, debt defeasance costs and write off of deferred financing costs of $33.6 million. Adjustment amount is recorded net of minority interests.

Crescent Real Estate Equities Company
Unaudited Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2004
(dollars in thousands, except share data)

	(A)
	Crescent
	Real Estate	Pro Forma
	Equities Company	Adjustments		Consolidated
REVENUE:
Office Property	$384,564	$(101,032)	(B)	$283,532
Resort/Hotel Property	137,241	—		137,241
Residential Development Property	163,875	—		163,875

Total Property revenue	$685,680	$(101,032)		$584,648

EXPENSE:
Office Property real estate taxes	$49,719	$(14,410)	(B)	$35,309
Office Property operating expenses	132,906	(29,813)	(B)	103,093
Resort/Hotel Property expense	115,382	—		115,382
Residential Development Property expense	146,803	—		146,803

Total Property expense	$444,810	$(44,223)		$400,587

Income from Property Operations	$240,870	$(56,809)		$184,061

OTHER INCOME (EXPENSE):
Income from investment land sales, net	$8,532	$—		$8,532
Gain on joint venture of properties, net	—	—		—
Interest and other income	8,295	(20)	(B)	8,275
Corporate general and administrative	(22,734)	—		(22,734)
Interest expense	(137,008)	30,454	(C)	(106,554)
Amortization of deferred financing costs	(10,243)	—		(10,243)
Extinguishment of debt	(3,082)	—		(3,082)
Depreciation and amortization	(127,702)	21,493	(B)	(106,209)
Impairment charges related to real estate assets	(4,094)	—		(4,094)
Other expenses	(236)	—		(236)
Equity in net income (loss) of unconsolidated companies:		—		—
Office Properties	3,871	14,134	(D)	18,005
Resort/Hotel Properties	(227)	—		(227)
Residential Development Properties	(1,110)	—		(1,110)
Temperature-Controlled Logistics Properties	(4,514)	—		(4,514)
Other	(391)	—		(391)

Total Other Income (Expense)	$(290,643)	$66,061		$(224,582)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(49,773)	$9,252		$(40,521)
Minority interests	4,615	(1,405)	(E)	3,210
Income tax benefit (provision)	13,214	—		13,214

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$(31,944)	$7,847		$(24,097	)(F)

BASIC EARNINGS PER SHARE DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$(0.32)			$(0.24)

DILUTED EARNINGS PER SHARE DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$(0.32)			$(0.24)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,013,076			99,013,076

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	99,013,076			99,013,076

See accompanying notes to Pro Forma Consolidated Statements of Operations

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands)

The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004 as if the transaction described in the first paragraph of “Pro Forma Financial Information” were completed on January 1, 2003.

(A)	Reflects Crescent Real Estate Equities Company’s unaudited consolidated historical Statement of Operations for the nine months ended September 30, 2004.

(B)	Reflects adjustments to remove the historical incremental income and expenses for The Properties for the nine months ended September 30, 2004.

(C)	Net decrease in interest costs assuming that $678.0 million of the cash proceeds were used to pay off the JP Morgan Mortgage Note and the Fleet Fund I Term Loan, the legal defeasance of a portion of the LaSalle Note I and the pay down of the Credit Facility.

	JP			Credit
	Morgan	Fleet Fund I	LaSalle Note I	Facility	Total
Balance paid down	$187,922	$160,000	$132,500	$197,593	$678,015
Weighted average interest rate	8.31%	4.75%	7.83%	3.55%

Annual interest expense	$15,616	$7,600	$10,375	$7,015	$40,606

Expense reduction (nine months)	$11,712	$5,700	$7,781	$5,261	$30,454

(D)	Reflects the amount of Equity in net income (loss) of unconsolidated companies – Office Properties that would have been recognized based on the Company’s 40% ownership in the joint venture.

(E)	Reflects the Operating Partnership’s unitholder minority interest, which is approximately 15%, of the adjustments.

(F)	Does not reflect the non-recurring gain on the partial sale of The Properties, the non-recurring debt pre-payment penalty on the JP Morgan Mortgage Note, the non-recurring extinguishment of debt expense due to the defeasance of a portion of LaSalle Note I, or the write off of deferred financing costs associated with the debt paid down.

•	The estimated gain, net of estimated settlement costs, would have been approximately $186.3 million had the transaction taken place as of September 30, 2004.

Purchase price	$897.0
Net book value	(526.4)
Estimated settlement costs	(48.9)

100% gain	$321.7

Estimated realized gain	$186.3

•	The estimated pre-payment penalty incurred to pay off the JP Morgan Mortgage Note was $17.5 million, the extinguishment of debt expense to legally defease LaSalle Note I was $13.7 million, and the write off of deferred financing costs was $2.4 million.

Crescent Real Estate Equities Company
Unaudited Pro Forma Consolidated Statement of Operations
For the twelve months ended December 31, 2003
(dollars in thousands, except share data)

	(A)
	Crescent	(B)
	Real Estate	Accounting	Pro Forma
	Equities Company	Reclassifications	Adjustments			Consolidated
REVENUE:
Office Property	$495,468	$(13,988)	$(126,187)	(C	)	$355,293
Resort/Hotel Property	225,562	(51,503)	—			174,059
Residential Development Property	228,214	(1,114)	—			227,100

Total Property revenue	$949,244	$(66,605)	$(126,187)			$756,452

EXPENSE:
Office Property real estate taxes	$65,220	$(1,046)	$(19,514)	(C	)	$44,660
Office Property operating expenses	170,219	(4,311)	(39,816)	(C	)	126,092
Resort/Hotel Property expense	182,648	(39,779)	—			142,869
Residential Development Property expense	202,162	(3,087)	—			199,075

Total Property expense	$620,249	$(48,223)	$(59,330)			$512,696

Income from Property Operations	$328,995	$(18,382)	$(66,857)			$243,756

OTHER INCOME (EXPENSE):
Income from sale of investment in unconsolidated company, net	$86,186	$—	$—			$86,186
Income from investment land sales, net	13,038	—	—			13,038
Gain on joint venture of properties, net	100	—	—			100
Loss on property sales, net	—	—	—			—
Interest and other income	5,737	(4)	(21)	(C	)	5,712
Corporate general and administrative	(33,300)	953	—			(32,347)
Interest expense	(172,116)	—	39,424	(D	)	(132,692)
Amortization of deferred financing costs	(10,925)	—	—			(10,925)
Extinguishment of debt	—	—	—			—
Depreciation and amortization	(157,204)	8,212	25,926	(C	)	(123,066)
Impairment charges related to real estate assets	(8,624)	—	—			(8,624)
Other expenses	(4,637)	1,110	—			(3,527)
Equity in net income (loss) of unconsolidated companies:		—	—			—
Office Properties	10,469	—	16,381	(E	)	26,850
Resort/Hotel Properties	5,760	—	—			5,760
Residential Development Properties	10,427	—	—			10,427
Temperature-Controlled Logistics Properties	2,172	—	—			2,172
Other	(4,053)	—	—			(4,053)

Total Other Income (Expense)	$(256,970)	$10,271	$81,710			$(164,489)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$72,025	$(8,111)	$14,853			$78,767
Minority interests	(7,110)	239	(2,261)	(F	)	(9,132)
Income tax benefit (provision)	(26,325)	146	—			(26,179)

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$38,590	$(7,726)	$12,592			$43,456

BASIC EARNINGS PER SHARE DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$0.39					$0.44

DILUTED EARNINGS PER SHARE DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$0.39					$0.44

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	98,885,875					98,885,875

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	98,927,571					98,927,571

See accompanying notes to Pro Forma Consolidated Statements of Operations

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands)

The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Statement of Operations as of December 31, 2003 as if the transaction described in the first paragraph of “Pro Forma Financial Information” were completed on January 1, 2003.

(A)	Reflects Crescent Real Estate Equities Company’s unaudited consolidated historical Statement of Operations for the year ended December 31, 2003.

(B)	Reflects adjustments in accordance with the requirements of SFAS No. 144 to reclassify the results of operations of, and any gains or losses recognized on, assets initially designated as held for sale during the nine months ended September 30, 2004, as “Discontinued Operations – net income, impairments, and gain on real estate assets” in the Company’s audited Consolidated Statements of Operations for the year ended December 31, 2003.

(C)	Reflects adjustments to remove the historical incremental income and expenses of The Properties for the year ended December 31, 2003.

(D)	Net decrease in interest costs assuming that $678.0 million of the cash proceeds were used to pay off the JP Morgan Mortgage Note and the Fleet Fund I Term Loan, the legal defeasance of a portion of the LaSalle Note I and the pay down of the Credit Facility.

	JP			Credit
	Morgan	Fleet Fund I	LaSalle Note I	Facility	Total
Balance paid down	$187,922	$160,000	$132,500	$197,593	$678,015
Weighted average interest rate	8.31%	4.53%	7.83%	3.13%

Interest expense reduction	$15,616	$7,248	$10,375	$6,185	$39,424

(E)	Reflects the amount of Equity in net income (loss) of unconsolidated companies – Office Properties that would have been recognized based on the Company’s 40% ownership in the joint venture.

(F)	Reflects the Operating Partnership’s unitholder minority interest portion, which is approximately 15%, of the adjustments.